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                                                                    EXHIBIT 10.4
                                                                  EXECUTION COPY

                                  GUARANTEE AND SUBORDINATION AGREEMENT (this
                          "Agreement") dated as of March 31, 1998, among UNION PACIFIC RESOURCES GROUP INC., a Utah corporation (the "Guarantor"), UNION PACIFIC RESOURCES INC., a Canadian corporation (the "UPR Subsidiary"), and UNION BANK OF SWITZERLAND (CANADA) (the "Lender").


                 Reference is made to the Amended and Restated Extendable Revolving Term Credit Facility (the "Facility") provided pursuant to the agreement dated May 29, 1997 (as amended from time to time, the "Facility Agreement") between the Lender and Norcen Energy Resources Limited (the "Borrower"). The Guarantor has acquired ownership of the Borrower and, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, and in order to induce the Lender to continue to make the Facility available to the Borrower, the Guarantor and the UPR Subsidiary have agreed to enter into this Agreement. Accordingly, the parties hereto agree as follows:

                                   Article I

                                   GUARANTEE

                 SECTION 1.1. The Guarantor unconditionally and irrevocably guarantees, as a primary obligor and not merely as a surety, (a) the due and punctual payment by the Borrower of (i) the principal of and interest on all loans made by the Lender to the Borrower pursuant to the Facility, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (ii) all other monetary obligations of the Borrower to the Lender under the Facility Agreement, when and as due, and (b) the due and punctual performance, when and as due, of all other present and future obligations of the Borrower under the Facility Agreement (all the foregoing indebtedness and obligations being collectively called the "Obligations"). The Guarantor further agrees that the Obligations may be amended, extended, increased or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any amendment, extension, increase or renewal of any Obligation.
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                 SECTION 1.2.  The Guarantor waives presentment to, demand of payment from and protest to the Borrower of any of the Obligations, and also waives notice of acceptance of this guarantee and notice of protest for nonpayment. The obligations of the Guarantor hereunder shall not be affected by (a) the failure of the Lender to assert any claim or demand or to enforce any right or remedy against the Borrower under the Facility Agreement or otherwise; (b) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, the Facility Agreement or any other agreement; (c) the release of any security held by the Lender for the Obligations or any of them; or (d) the failure of the Lender to exercise any right or remedy against any other guarantor of the Obligations.

                 SECTION 1.3. The Guarantor further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that resort be had by the Lender to any security held for payment of the Obligations or to any balance of any deposit account or credit on the books of the Lender in favor of the Borrower or any other person.

                 SECTION 1.4. The obligations of the Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including, without limitation, any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of any of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of the Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Lender to assert any claim or demand or to enforce any remedy under the Facility Agreement or any other agreement, by any waiver or modification of the Facility Agreement or any other agreement, by any default, failure or delay, willful or otherwise, in the performance of any of the Obligations, or by any other act or omission which may or might in any manner or to any extent vary the risk of the Guarantor or otherwise operate as a discharge of the Guarantor as a matter of law or equity (other than the indefeasible payment and performance in full of all the Obligations).
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                 SECTION 1.5.  The Guarantor further agrees that its guarantee shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by the Lender upon the bankruptcy or reorganization of the Borrower or otherwise.

                 SECTION 1.6. In furtherance of the foregoing and not in limitation of any other right which the Lender has at law or in equity against the Guarantor by virtue hereof, the Guarantor hereby promises to and will, upon receipt of a written demand by the Lender, forthwith pay, or cause to be paid, to the Lender in cash the amount of any unpaid Obligation. The Lender may demand payment or performance by the Guarantor hereunder with or without first demanding payment or performance of the Obligations by the Borrower, and the Guarantor agrees to and will honor such demand regardless of whether any demand has been or is being made upon the Borrower and regardless of whether at the time the Borrower may be capable or incapable of payment or performance or is bankrupt or insolvent. In the event of any payment of the Obligations by the Guarantor hereunder, the Guarantor shall be subrogated to the rights of the Lender against the Borrower in respect of which such payment is made; provided that such right of subrogation shall be subordinated to any remaining Obligations owed to the Lender, and the Guarantor shall not seek or be entitled to seek any contribution or reimbursement from the Borrower in respect of payments made by the Guarantor hereunder unless all amounts at the time due and payable to the Lender by the Borrower on account of the Obligations have been indefeasibly paid in full.

                 SECTION 1.7. The guarantee made hereunder shall survive and be in full force and effect so long as any Obligation is outstanding and has not been indefeasibly paid, and shall be reinstated to the extent provided in
Section 1.5.

                 SECTION 1.8. All payments by the Guarantor hereunder shall be made free and clear of and without deduction for any present or future income, excise, stamp, or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding franchise taxes and taxes imposed on or measured by the Lender's net income or receipts (such non-excluded items being called
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"Taxes").  In the event that any withholding or deduction from any payment to be made hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then, subject to the provisions of Section 1.9, the Guarantor shall:

                 (a) pay directly to the relevant authority the full amount required to be so withheld or deducted;

                 (b) promptly forward to the Lender an official receipt or other documentation satisfactory to the Lender evidencing such payment to such authority; and

                 (c) pay to the Lender such additional amount(s) as is necessary to ensure that the net amount actually received by the Lender will equal the full amount the Lender would have received had no such withholding or deduction been required and the Guarantor hereby acknowledges that it is not entitled to and will not seek recovery or restitution of any amount due to the Lender and paid by it pursuant to this paragraph (c) or pursuant to the next sentence.

                 If any Taxes are directly asserted against the Lender with respect to any payment received by the Lender hereunder, the Lender may pay such Taxes and, if paid in good faith after inquiry to the Borrower or the Guarantor, the Guarantor shall promptly pay such additional amounts to the Lender (including any penalties, interest or expenses) as are necessary in order that the net amount received by the Lender after the payment of such Taxes (including any taxes on such additional amount) shall equal the amount the Lender would have received had no such Taxes been asserted, subject to the provisions of Section 1.9.

                  If the Guarantor fails to pay any Taxes when due to the appropriate taxing authority, or fails to remit to the Lender the required receipts or other required documentary evidence, the Guarantor shall indemnify the Lender for any Taxes, interest or penalties that may become payable by the Lender as a result of any such failure, subject to the provisions of Section 1.9.

                 SECTION 1.9. The Lender's claims for reimbursements, payments, indemnities or otherwise under Section 1.8 and the Guarantor's obligations with respect thereto, shall be limited and qualified by and subject to the following:
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                 (a) the Guarantor's obligation to pay, satisfy or recognize such claim shall be limited to costs or losses incurred within one (1) year immediately prior to any demand or request therefor upon the Guarantor;

                 (b) the Lender's demand for reimbursement, payment or indemnity must be limited to that which is being generally applied at the time by the Lender for comparable guarantors and guaranties subject to similar provisions;

                 (c) the Lender shall provide evidence regarding the basis of such claim and the calculation and application thereof in reasonable detail and, in determining such amount, the Lender may use reasonable methods of attribution and averaging; and

                 (d) the Lender shall, if so requested by the Guarantor, use reasonable efforts (subject to the overall policy considerations of the Lender) to designate a different lending office hereunder if to do so will avoid the need for, or reduce the amount of, any such payment, indemnity or reimbursement; provided that, the Lender would, in its sole but reasonable determination, suffer no material economic, legal or regulatory disadvantage or burden.

                                   Article II

                                 SUBORDINATION

                 SECTION 2.1. For purposes of this Article II, the following terms shall have the following meanings: (a) "Senior Creditor" means the Lender, (b) "Senior Obligations" means the Obligations, (c) "Subordinated Creditors" means the Guarantor and the UPR Subsidiary and (d) "Subordinated Obligations" means all indebtedness of the Borrower or any subsidiary thereof owed to the Guarantor and the UPR Subsidiary.

                 SECTION 2.2.  Each Subordinated Creditor hereby agrees that all the Subordinated Obligations are hereby expressly and unconditionally subordinated, to the greatest extent permitted by law and in the manner set forth in this Article II, to the indefeasible prior payment in full in cash of all Senior Obligations in accordance with the terms thereof.
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                 SECTION 2.3.  Upon the occurrence and continuation of an Event of Default (as defined in the Facility Agreement), or upon any distribution of the assets of the Borrower, or upon any dissolution, winding up, liquidation or reorganization of the Borrower, whether in bankruptcy, insolvency, reorganization, arrangement or receivership proceedings or otherwise, or upon the assignment for the benefit of creditors or any other marshalling of the assets of the Borrower, or otherwise:

                 (a) the Senior Creditor shall first be entitled to receive payment in full in cash of the Senior Obligations in accordance with the terms of such Senior Obligations before any Subordinated Creditor shall be entitled to receive any payment on account of the Subordinated Obligations, whether as principal, interest or otherwise;

                 (b) any payment by, or distribution of the assets of, the Borrower of any kind or character, whether in cash, property or securities, to which any Subordinated Creditor would be entitled except for the provisions of this Agreement shall be paid or delivered by the person making such payment or distribution (whether a trustee in bankruptcy, a receiver, custodian or liquidating trustee or otherwise) directly to the Senior Creditor to the extent necessary to make payment in full in cash of all Senior Obligations remaining unpaid, after giving effect to any concurrent payment or distribution to the Senior Creditor in respect of the Senior Obligations; and

                 (c) any payment or distribution of the assets of the Borrower received by any of the Subordinated Creditors which by virtue of this Agreement should have been made to the Senior Creditor shall be held by the said Subordinated Creditor, as bare trustee only, in trust for, and shall be forthwith paid or distributed to, the Senior Creditor to be applied against the Senior Obligations.

                 SECTION 2.4. Subrogation. Subject to the prior indefeasible payment in full in cash of the Senior Obligations, the Subordinated Creditors shall be subrogated to the rights of the Senior Creditor to receive payments or distributions in cash, property or securities applicable to such Senior Obligations until all amounts owing on the Subordinated Obligations shall be paid in full, and as between and among the Borrower, its creditors (other than the Senior Creditor) and the Subordinated Creditors, no such
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payment or distribution made to the Senior Creditor of by virtue of this
Agreement that otherwise would have been made to the Subordinated Creditors shall be deemed to be a payment by the Borrower on account of its Subordinated Obligations, it being understood that the provisions of this Agreement are intended solely for the purpose of defining the relative rights of the Subordinated Creditors, on the one hand, and the Senior Creditor, on the other hand.

                                  Article III

                                 MISCELLANEOUS


                 SECTION 3.1. The Guarantor shall forthwith pay to the Lender on demand all out-of-pocket costs incurred by the Lender, including but not limited to all reasonable legal costs, in enforcing any of its rights and remedies arising under this Agreement.

                 SECTION 3.2. The Guarantor shall forthwith notify the Lender upon any of its subsidiaries, other than a subsidiary which at the time is a party to this Agreement or an agreement similar in substance to this Agreement, acquiring or being the beneficiary of any Subordinated Obligations and thereupon the Guarantor shall cause such subsidiary to forthwith provide a subordination in favor of the Lender upon similar terms as herein provided, together with such legal opinions in respect thereof similar in substance to those legal opinions already provided to the Lender in respect of prior similar subordinations the UPR Subsidiary and other subsidiaries of the Guarantor.

                 SECTION 3.3. The Guarantor shall provide to the Lender as soon as reasonably practicable, but no later than 90 days following each fiscal quarter, its consolidated, unaudited, quarterly financial statements and, no later than 120 days following each fiscal year-end, its consolidated, audited, annual financial statements.

                 SECTION 3.4. This Agreement and the terms, covenants and conditions hereof shall be binding upon the Guarantor and the UPR Subsidiary and their respective successors and shall inure to the benefit of the Lender and its successors and permitted assigns. The Guarantor and the UPR Subsidiary shall not be permitted to assign or transfer any of their rights or obligations under this Agreement.
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                 SECTION 3.5.  No failure on the part of the Lender to
exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Lender preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder and under the Facility Agreement are cumulative and are not exclusive of any other remedies provided by law. The Lender shall not be deemed to have waived any rights hereunder unless such waiver shall be in writing and signed by the Lender.

                 SECTION 3.6. This Guarantee shall be deemed a contract and instrument made under the laws of the State of New York and shall be construed and enforced in accordance with and governed by the laws of the State of New York and the laws of the United States of America applicable therein, without regard to principles of conflicts of law. This Agreement constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.

                 SECTION 3.7. All communications and notices hereunder shall be in writing and sent to the applicable party at its address set forth beneath its signature hereto.

                 SECTION 3.8. In case any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired.

                 SECTION 3.9. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.


                 IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.



                                         UNION PACIFIC RESOURCES GROUP
                                         INC.

                                           by
                                              --------------------------
                                              Name:
                                              Title:
                                              Address:
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                                         UNION PACIFIC RESOURCES INC.

                                           by
                                              --------------------------
                                              Name:
                                              Title:
                                              Address:
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                                         UNION BANK OF SWITZERLAND
                                         (CANADA)

                                           by
                                              --------------------------
                                              Name:
                                              Title:

                                           by
                                              --------------------------
                                              Name:
                                              Title:
                                              Address: